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                                                                    EXHIBIT 10.9

                    CONTINUING UNCONDITIONAL SECURED GUARANTY

         This Continuing Unconditional Secured Guaranty ("Guaranty") is made as of February 6, 2004 by Houba, Inc., an Indiana corporation ("Guarantor") in favor of Galen Partners III, L.P., a Delaware limited partnership, acting in its capacity as agent for the Lenders, as defined below ("Agent"), for the benefit of the Lenders.

                             PRELIMINARY STATEMENTS

         Halsey Drug Co., Inc., a New York corporation (the "Borrower"), entered into a Debenture and Share Purchase Agreement dated February 6, 2004 (the "Purchase Agreement;" terms used in this Guaranty and not otherwise defined shall have the meanings given to them in the Purchase Agreement) with the Purchasers listed on Exhibit B thereto (each a "Lender" and collectively, the "Lenders"). Pursuant to the Purchase Agreement, the Lenders have made financial accommodations to the Borrower in accordance with the terms of the Purchase Agreement. The Guarantor will continue to receive certain benefits from such accommodations and is therefore willing to guaranty the prompt payment and performance of the obligations of the Borrower, on the terms set forth in this Guaranty. The extension of credit by the Lenders to the Borrower is necessary and desirable to the conduct and operation of the business of the Borrower and will inure to the financial benefit of the Guarantor.

                                    AGREEMENT

         For value received and in consideration of any loan, advance, or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to the Borrower by the Lenders (including, without limitation, the loans evidenced by the Debenture as made by the Lenders to the Borrower pursuant to, the Purchase Agreement) and other good and valuable consideration (the sufficiency and receipt of which are hereby acknowledged), the Grantor hereby agrees as follows:

                                   ARTICLE 1

                                    GUARANTY

1.1      GUARANTY

         The Guarantor unconditionally guarantees to the Agent for the benefit of the Lenders (a) the full and prompt payment and performance when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all liabilities of the Borrower to the Lenders and (b) the prompt, full and faithful discharge by the Borrower of each and every term, condition, agreement, representation, warranty or covenant now or hereafter made by the Borrower to the Lenders, in each case, and the Agent under these clauses
(a) and (b), pursuant to the Purchase Agreement, the Debentures, the other Transaction Documents (as defined in the Subordination Agreement) or any document or instrument delivered by the Borrower to the Lenders in connection

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therewith or pursuant thereto (which, together with the liabilities described in clause (a) of this Section 1.1, are collectively referred to in this Guaranty as the "Borrower's Liabilities"). The Guarantor further agrees to pay all reasonable out-of-pocket costs and expenses, including, without limitation, all court costs and reasonable attorneys' and paralegals' fees paid or incurred by the Lenders and the Agent (on behalf of the Lenders), in endeavoring to collect all or any part of the Borrower's Liabilities from, or in prosecuting any action against the Guarantor or any other guarantor of all or any part of the Borrower's Liabilities.

1.2      NO FRAUDULENT CONVEYANCE

         Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any liens and security interests granted by the Guarantor to secure this Guaranty, will not constitute a Fraudulent Conveyance (as defined below). Consequently, the Guarantor agrees that if this Guaranty, or any liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a transfer of property or the incurrence of liability which would be avoidable under Section 548 or 544(b) of the Bankruptcy Code (as defined herein) or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

1.3      GUARANTY UNCONDITIONAL

         The Guarantor hereby agrees that, except as hereinafter provided, and to the extent permitted by applicable law, its obligations under this Guaranty shall be unconditional, irrespective of (a) the validity or enforceability of the Borrower's Liabilities or any part thereof, or of any Debenture or other document evidencing all or any part of the Borrower's Liabilities, (b) the absence of any attempt to collect the Borrower's Liabilities from the Borrower or any other guarantor or other action to enforce the same, (c) the waiver or consent by the Agent, any Lender or Lenders with respect to any provision of any instrument evidencing the Borrower's Liabilities, or any part thereof, or any other agreement heretofore, now or hereafter executed by the Borrower and delivered to the Agent, the Lender or Lenders, (d) the failure by the Agent or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Borrower's Liabilities, (e) the institution of any proceeding under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the "Bankruptcy Code"), or any similar proceeding, by or against the Borrower, or the Agent's or any Lender's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code, (f) any borrowing or grant of a security interest by the Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code, (g) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the Lenders' claim(s) for repayment of the Borrower's Liabilities, or (h) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

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1.4      WAIVERS

         (a) The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of the Borrower, protest or notice with respect to the Borrower's Liabilities and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the obligations and liabilities contained herein. Upon the occurrence and during the continuance of an Event of Default under the Purchase Agreement, Lenders holding at least 60% of the then outstanding principal amount of the Debentures may, at their sole election, proceed directly and at once, without notice, against the Guarantor to collect and recover the full amount or any portion of the Borrower's Liabilities, without first proceeding against any other Person, or against any security or collateral for the Borrower's Liabilities.

         (b) Until the Security Interest Termination Date, the Guarantor hereby waives any and all claims (including, without limitation, any claim for reimbursement, contribution or subrogation) of the Guarantor against the Borrower, any endorser or any other guarantor of all or any part of the Borrower's Liabilities, or against any of the Borrower's properties, arising by reason of any payment by the Guarantor to the Lenders pursuant to the provisions hereof.

1.5      NO SUBROGATION

         The Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Borrower's Liabilities under or in respect of this Guaranty, the Purchase Agreement, the Debentures, the other Transaction Documents or any document or instrument delivered by the Borrower to the Lenders in connection therewith or pursuant thereto, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or the Lenders against the Borrower or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the Security Interest Termination Date. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the indefeasible payment in full in cash of the Borrower's Liabilities and all other amounts payable under this Guaranty, such amount shall be received and held in trust for the benefit of the Lenders, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Borrower's Liabilities and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Debentures and the Purchase Agreement, or to be held as collateral for any Borrower's Liabilities or other amounts payable under this Guaranty thereafter arising. Upon the Security Interest Termination Date, except in the case of a Reinstatement Event (as defined below), the Agent and the Lenders will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to

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evidence the transfer by subrogation to the Guarantor of an interest in the
Borrower's Liabilities resulting from such payment made by the Guarantor pursuant to this Guaranty.

1.6      LENDERS' RIGHTS WITH RESPECT TO BORROWER'S LIABILITIES

         The Lenders are hereby authorized, without notice or demand and without affecting the liability of the Guarantor hereunder, at any time and from time to time to (a) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to the Borrower's Liabilities or otherwise modify, amend or change the terms of any debenture, note or other agreement, document or instrument now or hereafter executed by the Borrower and delivered to the Lenders; (b) accept partial payments on the Borrower's Liabilities; (c) take and hold security or collateral for the payment of the Borrower's Liabilities guaranteed hereby, or for the payment of this Guaranty, or for the payment of any other guaranties of the Borrower's Liabilities or other liabilities of the Borrower, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in their sole discretion they may determine; and (v) settle, release, compromise, collect or otherwise liquidate the Borrower's Liabilities and any security or collateral therefor in any manner, without affecting or impairing the obligations of the Guarantor hereunder. The holders of 60% the then outstanding principal amount of the Debentures shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from the Borrower or any other source, and such determination shall be binding on the Guarantor. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of the Borrower's Liabilities as the Lenders shall determine in their sole discretion without affecting the validity or enforceability of this Guaranty (unless otherwise required pursuant to the Purchase Agreement).

1.7      INFORMATION

         The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Borrower's Liabilities and of all other circumstances bearing upon the risk of nonpayment of the Borrower's Liabilities or any part thereof that diligent inquiry would reveal, and the Guarantor hereby agrees that neither the Agent nor the Lenders shall have any duty to advise the Guarantor of information known to any of them regarding such condition or any such circumstances or to undertake any investigation not a part of their respective regular business routines. If the Agent or any Lender, in their respective sole discretions, undertake at any time or from time to time to provide any such information to the Guarantor, the Agent or such Lender, as the case may be, shall not be under any obligation to update any such information or to provide any such information to the Guarantor on any subsequent occasion.

1.8      REINSTATEMENT

         The Guarantor consents and agrees that neither the Agent nor the Lenders shall be under any obligation to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Borrower's Liabilities. The Guarantor further agrees that, to the extent that the Borrower makes a payment or payments to the Lenders or the Lenders receive any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or

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preferential, set aside and/or required to be repaid to the Borrower, its estate, trustee, receiver or any other party, including, without limitation, the Guarantor, under any bankruptcy law or state or federal statutory or common law, then to the extent of such payment or repayment, the Borrower's Liabilities or the part thereof which has been paid, reduced or satisfied by such amount, and the Guarantor's obligations hereunder with respect to such portion of the Borrower's Liabilities, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred. Notwithstanding anything else to the contrary contained herein, the Guarantor consents and agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Borrower's Liabilities is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or the Guarantor or otherwise, all as though such payment had not been made (each such continuation or reinstatement, a "Reinstatement Event").

1.9      ASSIGNMENTS BY LENDERS

         Each Lender may, to the extent and in the manner set forth in the Purchase Agreement, sell or assign the Borrower's Liabilities or any part thereof, or grant participations therein, and in any such event each and every permitted assignee or holder of, or participant in, all or any of the Borrower's Liabilities shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right.

                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         The Guarantor hereby represents and warrants that: (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana; (b) it is duly authorized and empowered to execute and deliver this Guaranty; (c) all corporate action on the part of the Guarantor requisite for the due execution and delivery of this Guaranty and the due granting and creation of the security interests referred to herein has been duly and effectively taken; (d) the Guarantor's chief executive office is located at 695 North Perryville Road, Rockford, Illinois 61107; and (e) the execution, delivery and performance of this Guaranty will not result in any violation of, conflict with, or result in a breach of, any of the terms of, or constitute a default under, any agreements, contracts, court orders or consent decrees, the Certificate of Incorporation or the By-laws, as amended, of the Guarantor.

                                   ARTICLE 3

                                  MISCELLANEOUS

3.1      SUCCESSORS AND ASSIGNS; ASSIGNMENT BY GUARANTOR

         This Guaranty shall be binding upon the Guarantor and upon the successors (including without limitation, any receiver, trustee or debtor in possession of or for the Guarantor) of the Guarantor and shall inure to the benefit of the Lenders and their respective successors and permitted assigns. Notwithstanding anything contained herein to the contrary, this Guaranty may not be assigned by the Guarantor without the prior written consent of the Lenders.

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3.2      TERM OF GUARANTY; SUBORDINATION AGREEMENT

         (a) This Guaranty shall continue in full force and effect, and the Lenders shall be entitled to make loans and advances and extend financial accommodations to the Borrower on the faith hereof, until the Security Interest Termination Date and the Purchase Agreement has been terminated and the Debentures canceled. The Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Borrower's Liabilities, whether existing now or in the future.

         (b) Notwithstanding anything to the contrary contained herein, the rights and remedies of the Agent and the Lenders, and the obligations of the Guarantor, under this Guaranty are subject to the Subordination Agreement, as it may be amended, supplemented or otherwise modified from time to time.

3.3      SEVERABILITY

         Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

3.4      GOVERNING LAW

         THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHEREIN THE TERMS OF THIS GUARANTY WERE NEGOTIATED, EXCLUDING TO THE GREATEST EXTENT PERMITTED BY LAW ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

3.5      CONSENT TO JURISDICTION

         (a) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or United States Federal court sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising our of or relating to this Guaranty or any of the other Transaction Documents (as such term is defined in the Purchase Agreement) to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such United States Federal court. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any of the other Transaction Documents (as such term is defined in the Purchase Agreement) in the courts of any other jurisdiction.

         (b) The Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or in relation to this Guaranty or any other Transaction

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Document to which it is a party in any such New York State or United States
Federal court sitting in New York City. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

3.6      WAIVER OF JURY TRIAL

         EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                           [SIGNATURE PAGE TO FOLLOW]

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                  IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned as of the date first written above.

                                               HOUBA, INC.

                                               By:____________________________
                                                   Name:
                                                   Title:

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